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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 11, 2008

LIBERTY MEDIA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-51990	84-1288730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.
Englewood, Colorado 80112
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results Of Operations and Financial Condition

        On August 11, 2008, Liberty Media Corporation (the "Company") issued a press release (the "Press Release") setting forth information, including financial information regarding certain of its privately held assets, which supplements the financial statements and related Management's Discussion and Analysis of Financial Condition and Results of Operations contained in the Company's Quarterly Report on Form 10-Q for the six months ended June 30, 2008, which was filed with the Securities and Exchange Commission (the "SEC") on August 11, 2008. The information included in the Press Release is not meant to serve as a release of financial results of the Company.

        This Form 8-K and the Press Release attached hereto as Exhibit 99.1, insofar as they disclose historical information regarding the Company's results of operations or financial condition for the six months ended June 30, 2008, are being furnished to the SEC under Item 2.02 of Form 8-K.

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2008
LIBERTY MEDIA CORPORATION
	By:	/s/ MARK E. BURTON Name: Mark E. Burton Title: Vice President

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  Item 2.02. Results Of Operations and Financial Condition
SIGNATURE